                                                                      Exhibit 10.9

               ASSIGNMENT OF DISTILLER'S GRAIN PURCHASE AGREEMENT

     This  Assignment of Distiller's  Grain Purchase  Agreement is made this 2nd day of May, 2007, by and between SOUTHWEST IOWA RENEWABLE  ENERGY,  LLC, an Iowa limited  liability company (the "Company") and AGSTAR FINANCIAL  SERVICES,  PCA,
and its successors and assigns, as Agent (in such capacity, the "Agent") for the benefit  of the Banks (the  "Banks")  in  connection  with that  certain  Credit
Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

     A.  Company and Banks have entered  into a Credit  Agreement,  dated May 2,
2007,  pursuant to which Banks will extend to Company various credit  facilities for the purposes of acquiring, constructing, equipping, furnishing and operating an ethanol production facility to be located in Pottawattamie County, Iowa.

     B. As a condition to extending  the various  credit  facilities to Company, the Banks have required the execution of this Assignment by Company.

Accordingly, in consideration of the foregoing, the parties agree as follows:

     1. The Company does hereby  grant,  assign,  transfer and set over unto the
Agent all of its right,  title and interest in and to that  certain  Distiller's
Grain Purchase Agreement dated October 13, 2006 (the "Contract"), by and between the Company and Bunge North America, Inc., a New York corporation  ("Marketer"), providing for the purchase of  distiller's  grains by Marketer  from Company,  a true and correct copy of which is attached hereto as Exhibit A.

     2. The Company agrees that the Agent and the Banks do not assume any of the obligations  or duties of the  Company  under and with  respect to the  Contract unless and until the Agent shall have given  written  notice to Marketer that it has  affirmatively  exercised its right to perform under the Contract  following the occurrence of an Event of Default under the Credit  Agreement.  In the event that the Agent does not personally undertake to perform under the Contract,  for the  benefit  of the  Banks,  the Agent and the Banks  shall  have no  liability whatsoever  for the  performance of any of such  obligations or duties.  For the purpose of performing  under the Contract,  the Agent may for the benefit of the
Banks, in its absolute discretion, reassign its right, title and interest in the
Contract,  upon notice to Marketer but without any  requirement of the Company's consent.

     3. The Company represents and warrants there have been no prior assignments of the Contract, that the Contract is a valid and enforceable agreement and that neither party is in default  thereunder and that all  covenants,  conditions and agreements have been performed as required  therein,  except those not due to be performed  until  after the date  hereof.  The  Company  agrees that no material change in the terms thereof shall be valid without the prior written approval of the  Agent,  which  approval  shall  not be  unreasonably  withheld.  Except  as otherwise  permitted  under the  Credit  Agreement,  the  Company  agrees not to assign, sell, pledge, mortgage or otherwise transfer or encumber its interest in the Contract so long as this Assignment is in effect.

     4. The Company  hereby  irrevocably  constitutes  and appoints the Agent as attorney-in-fact  to demand,  receive  and  enforce  the  Company's  rights with respect  to the  Contract,  to make  payments  under  the  Contract  and to give appropriate receipt,  releases and satisfactions for and on behalf of and in the name of the Company,  at the option of the Agent in the name of the Agent,  with the same force and effect as the  Company  could do if this  Assignment  had not been made.

     5. This  Assignment  shall  constitute  a  perfected,  absolute and present assignment  provided that the Agent shall have no right under this Assignment to enforce the  provisions  of the Contract  until an Event of Default  shall occur under the Agreement. Upon the occurrence of any such Event of Default, the Agent may,  without  affecting any of its rights or remedies against the Company under any other  instrument,  document or  agreement,  exercise  its rights under this
Assignment as the Company's attorney-in-fact in any manner permitted by law.

     6. The  Company  hereby  agrees to  indemnify  and hold Agent and the Banks harmless  from and  against any and all claims,  demands,  liabilities,  losses, lawsuits,  judgment,  and  costs  and  expenses,  including  without  limitation reasonable  attorneys' fees, to which Agent and the Banks may become exposed, or which  Agent and Banks may incur,  in  exercising  any of its rights  under this
Assignment.

     7.  Subject  to the  aforesaid  limitation  of  further  assignment  by the
Company,  this Assignment shall be binding upon the Company,  its successors and assigns,  and shall  inure to the  benefit  of the Agent  and the  Banks,  their successors and assigns.

     8.  This  Assignment  can  be  waived,  modified,  amended,  terminated  or discharged  only  explicitly in writing  signed by the Agent. A waiver signed by the Agent shall be  effective  only in a specific  instance and for the specific purpose  given.  Mere delay or failure to act shall not preclude the exercise or enforcement  of any of the Agent's or the Bank's  rights or remedies  hereunder.
All rights and remedies of the Agent and the Banks shall be cumulative and shall be exercised singularly or concurrently, at the Agent's option, and the exercise or  enforcement  of any one such right or remedy shall neither be a condition to nor bar the exercise of enforcement of any other.

     9. Company  agrees that it shall not agree to  termination  of the Contract without  first having  entered into an  agreement  with a substitute  distillers grains marketer  acceptable to the Agent.  Company agrees that it shall promptly provide to Agent a copy of any notice of breach of the Contract that it sends to
Marketer or receives from Marketer.  In addition to the foregoing,  in the event that Company  decides to terminate  the Contract,  Company  agrees that it shall provide Agent at least 60 days prior  written  notice of its intent to terminate the Contract.

     10.  All  capitalized  terms  used in this  Assignment,  but not  otherwise defined herein, shall have the meanings as set forth in the Credit Agreement.

     11. Upon the repayment in full of all  obligations due the Banks by Company and there being no  continuing  obligation to extend credit to Company under the
Credit Agreement,  the assignment granted herein shall terminate and all rights, title and interest in and to the Contract shall revert back to Company. Upon any such termination,  Agent will, at the expense

of Company,  execute  and deliver to Company  such  documents  as Company  shall reasonably request to evidence the termination of the assignment.

     12. This  Assignment and  Acknowledgement  and Consent to Assignment may be
executed in two or more counterparts,  each of which counterpart shall be deemed to be an original but all of which  together  shall  constitute one and the same instrument.

     IN WITNESS  WHEREOF,  the Company  executed this  Assignment of Distiller's
Grain Purchase Agreement this 2nd day of May, 2007.

                                       SOUTHWEST IOWA RENEWABLE
                                       ENERGY, LLC, an Iowa limited liability
                                       company

                                       /s/ Mark Drake
                                       By: Mark Drake
                                       Its: General Manager

                                       /s/ Karol King
                                       By:  Karol King
                                       Its:   Board Chairman

                    ACKNOWLEDGMENT AND CONSENT TO ASSIGNMENT

     In consideration  of the Banks making the loan to the Company  described in the foregoing Assignment, the undersigned, Bunge North America, Inc., a New York corporation  ("Marketer")  hereby  consents  to  the  above  Assignment  on  the
following   terms  and   conditions  and  agrees  with  the  Agent  as  follows,
notwithstanding  that the  Contract  prohibits  the Company from  assigning  its rights, interests or obligations thereunder:

     1. Marketer has read the Assignment and this Acknowledgement and Consent to
Assignment and understands all of the provisions therein and herein.

     2.  Marketer  has  entered  into a contract  with the  Company,  a true and correct  copy of which is  attached as Exhibit A (the  "Contract"),  pursuant to which Marketer has agreed to purchase distillers grains from Company.

     3. The  Contract  is in full force and  effect and has not been  amended or assigned  and no event has  occurred  or  failed to occur as of the date  hereof which,  but for the passage of time or the giving of notice or both,  would be a default thereunder.

     4. The Assignment is a perfected, absolute and present assignment, provided that Agent has no right under the Assignment to take any actions under Paragraph
4 of the  Assignment or enforce the provisions of the Contract until an Event of
Default occurs under the Credit Agreement.

     5. Upon the  occurrence of an Event of Default under the Credit  Agreement,
Marketer shall, at the Agent's request,  continue performance under the Contract for the benefit of the Agent and the Banks or the Agent's  assignee for a period of six  months  following  its  receipt  of  notice  from  Agent  that  Agent is exercising  its rights  under  Paragraph 4 of the  Assignment  (the  "Assignment
Period"),  provided  that (i) the Contract has not been  earlier  terminated  in accordance  with its terms  and (ii)  during  the  Assignment  Period,  Agent or
Agent's  assignee fully and faithfully  perform the obligations of Company under the terms of the Contract.  Upon the expiration of the Assignment Period, unless
Marketer otherwise notifies the Agent or the Agent's assignee (as applicable) in writing,  Marketer shall have no further obligation or liability under the terms of the  Contract.  Agent  shall  give  Marketer  prompt  written  notice  of the occurrence of an Event of Default under the Credit Agreement.  Nothing contained herein  shall be  deemed  in any way to  limit or  relieve  the  Company  of any liability to Marketer under the terms of the Contract.

     6. During the Assignment  Period,  the Agent may enforce the obligations of the  Contract  with the same force and effect as if  enforced by the Company and
may  perform  the  obligations  of  the  Company.   Marketer  will  accept  such
performance in lieu of performance  by the Company and in full  satisfaction  of the Company's obligations thereunder for which performance is made.

     7. Marketer will give the Agent prompt written notice of any default by the
Company under the Contract.  Marketer will not terminate the Contract on account of any default of the Company  thereunder without written notice of such default to the  Agent  and  providing  the

Agent thirty (30) days notice to cure the default. However, nothing herein shall require the Agent to cure any default of the Company under the Contract.

     8. Except as expressly provided in this Acknowledgment and Consent, nothing contained  in the  Assignment  or in this  Acknowledgment  and Consent  shall be deemed  to  modify  the  terms of the  Contract  or the  rights  of the  parties thereunder.

     9. All capitalized terms used in this  Acknowledgment and Consent,  but not otherwise  defined  herein,  shall have the  meanings as set forth in the Credit
Agreement.

         Dated:  April 25, 2007

                                       BUNGE NORTH AMERICA, INC., a New York
                                       corporation

                                       By  /s/ Bailey Ragan
                                         ---------------------------------------
                                           Its Vice President
                                         ---------------------------------------

                                    EXHIBIT A

                      Distiller's Grain Purchase Agreement
              By and Between Company and Bunge North America, Inc.